                                                                    Exhibit 10.1

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO PINNACLE WEST ENERGY CORPORATION (THE "COMPANY") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS NOTE IS A BOOK-ENTRY SECURITY AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED HEREIN, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

      THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A "U.S. PERSON" (AS DEFINED IN REGULATION S ("REGULATION S") UNDER THE SECURITIES ACT) AND IS ACQUIRING THIS NOTE OUTSIDE THE UNITED STATES, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE "REGULATION S RESTRICTED PERIOD") EXCEPT (A) TO PINNACLE WEST ENERGY CORPORATION OR PINNACLE WEST CAPITAL CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,

(D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT PINNACLE WEST ENERGY, PINNACLE WEST CAPITAL AND THE FISCAL AGENT SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.

THIS NOTE AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS NOTE TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE SHALL BE DEEMED BY THE ACCEPTANCE OF THIS NOTE TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

                        PINNACLE WEST ENERGY CORPORATION

                           Floating Rate Note due 2007

         Unconditionally Guaranteed by Pinnacle West Capital Corporation

No. 2                                                                      $0.00
                                                CUSIP No. U72353AA0/USU72353AA03

      Pinnacle West Energy Corporation, a corporation duly organized and existing under the laws of Arizona (herein called the "Company" which term includes any successor person), for value received, hereby promises to pay to Cede & Co., as nominee of The Depository Trust Company, or registered assigns, the principal sum of Zero Dollars on April 1, 2007 (the "Maturity Date"), and to pay interest at the rate set forth below on the outstanding principal amount hereof from time to time from and including April 11, 2005 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly in arrears on April 1, July 1, October 1 and January 1 of each year prior to the Maturity Date, commencing July 1, 2005, and on the Maturity Date (each, an "Interest Payment Date"), until the principal hereof is paid or made available for payment and at the same per annum rate set forth below on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the fifteenth calendar day preceding each Interest Payment Date (each a "Regular Record Date"); PROVIDED, HOWEVER, that interest payable on the Maturity Date, or any redemption date, shall be payable to the person to whom the principal amount of this Note is payable. Any interest payable on any Interest Payment Date other than the Maturity Date and not so punctually paid or duly provided for shall forthwith cease to be payable to the person in whose name this Note is registered at the close of business on such Regular Record Date and shall instead be payable to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Company, notice whereof shall be given to the registered holder of this Note (or one or more predecessor Notes) not less than ten days prior to such special record date. Principal of this Note shall be payable against surrender hereof at the corporate trust office of the Fiscal Agent (as defined below) or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York.

      "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York or London, England are authorized or required by law or executive order to remain closed or a day on which the corporate trust office of the Fiscal Agent is closed for business.

      "Calculation Agent" means The Bank of New York Trust Company, N.A. or its successor appointed by the Company, acting as calculation agent.

      "Interest Determination Date" means the second London Business Day immediately preceding the first day of the relevant Interest Period.

      "Interest Period" means the period commencing on an Interest Payment Date for this Note (or commencing on the issue date for this Note, if no interest has been paid or duly made available for payment since that date) and ending on the day before the next succeeding Interest Payment Date or the Maturity Date, as the case may be, for this Note.

      "LIBOR" for any Interest Determination Date will be the London interbank offered rate for deposits in U.S. dollars having an index maturity of three months for a period commencing on the second London Business Day immediately following such Interest Determination Date (the "Three Month Deposits") in amounts of not less than $1,000,000, as such rate appears on Telerate Page 3750, at approximately 11:00 a.m., London time, on such Interest Determination Date.

      "London Business Day" means a day on which dealings in deposits in U.S. dollars are transacted, or with respect to any future date, are expected to be transacted, in the London interbank market.

      "Telerate Page 3750" means the display designated on page "3750" on Moneyline Telerate (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

      Payment of the principal of and any interest on this Note will be made at the corporate trust office of the Fiscal Agent, or at such other office or agency of the Company as may be designated by it for such purpose, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that, at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note Register; and PROVIDED, FURTHER, HOWEVER, that in the case of Notes held by a depository (as defined in Section 1 hereof) or its nominee, payments of principal and interest shall be made by wire transfer of immediately available funds to an account designated by such depository.

      If any Interest Payment Date, other than the Maturity Date, falls on a day that is not a Business Day, the Interest Payment Date will be the next succeeding Business Day, except if that Business Day is in the next succeeding calendar month, the Interest Payment Date will be the next preceding Business Day, in either case, without any interest or other payment in respect of such adjustment. If the Maturity Date of the Notes or any redemption date falls on a day that is not a Business Day, the payment of principal and interest (to the extent payable with respect to the principal amount being redeemed if on a redemption date) will be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity Date or such redemption date.

      This Note is one of a duly authorized series of securities of the Company, issued under a Fiscal and Paying Agency Agreement, dated as of April 1, 2005 (the "Fiscal Agency Agreement"), duly executed and delivered by the Company and Pinnacle West Capital Corporation (the "Guarantor") to The Bank of New York Trust Company, N.A., a national banking association, as Fiscal and Paying Agent (the "Fiscal Agent"). All terms that are used but not defined in this Note and that are defined in the Fiscal Agency Agreement shall have the meanings set forth therein.

      This Note is entitled to the benefits of the Guarantee endorsed on this Note (the "Guarantee"). Reference is hereby made to the Guarantee for a statement of the rights, duties, and obligations thereunder of the Guarantor and the holders of the Notes.

      The Notes are not redeemable prior to October 1, 2005. The Notes will be redeemable at the Company's option in whole or in part, beginning on October 1, 2005 and on the first day of each month thereafter, prior to maturity of the Notes, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the date of redemption (the "Redemption Amount").

      If the Company elects to redeem less than all the Notes and the Notes are at the time represented by a global security, then the depository shall select by lot the particular interest to be redeemed. If the Company elects to redeem less than all of the Notes, and the Notes are not represented by a global security, then the Fiscal Agent shall select the particular Notes to be redeemed in a manner it deems appropriate. In order to redeem the

Notes, the Company will give not less than 15 days prior notice mailed to each holder of Notes to be redeemed at its registered address by first-class mail.

      If at the time of mailing of any notice of redemption the Company shall not have deposited with the Fiscal Agent an amount in cash sufficient to redeem all of the Notes called for redemption and any accrued interest to such date fixed for redemption, such notice shall state that it is subject to the receipt of the redemption moneys from the Company by the Fiscal Agent on or before the date fixed for redemption and such notice shall be of no effect unless such moneys are so received on or before such date. In the event the Company does not provide such moneys, the notice of redemption shall be of no force and effect, and the Guarantor will not be required to provide such moneys for the redemption of the Notes.

      If notice has been given as provided herein and funds for the redemption of the Notes called for redemption shall have been made available on the redemption date referred to in such notice, such Notes will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the holders of such Notes will be to receive payment of the redemption price.

      The Notes will not be subject to any sinking fund.

      The Notes will bear interest for each Interest Period at a per annum rate determined by the Calculation Agent as described below (the "Rate of Interest"). The per annum interest rate will be equal to LIBOR on the relevant Interest Determination Date plus 0.50%; PROVIDED, HOWEVER, that in certain circumstances described below, the interest rate will be determined by the Calculation Agent in an alternative manner without reference to LIBOR. Promptly upon such determination, the Calculation Agent will notify the Fiscal Agent of the interest rate for the new Interest Period. The interest rate determined by the Calculation Agent, absent manifest error, shall be binding and conclusive upon the beneficial owners and holders of the Notes, the Company, the Guarantor, and the Fiscal Agent.

      If the following circumstances exist on any Interest Determination Date, the Calculation Agent shall determine the interest rate for the Notes as follows:

            (1) In the event LIBOR cannot be determined from the Moneyline Telerate service as described herein as of approximately 11:00 a.m. London time on such Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company) to provide a quotation of the rate (the "Rate Quotation") at which Three Month Deposits in amounts of not less than $1,000,000 are offered by it to prime banks in the London interbank market, at approximately 11:00 a.m. London time on such Interest Determination Date, that is representative of single transactions at such time (the "Representative Amounts"). If at least two Rate Quotations are provided, the interest rate will be the arithmetic mean of the Rate Quotations obtained by the Calculation Agent, plus 0.50%.

            (2) In the event LIBOR cannot be determined from the Moneyline Telerate service as described herein and fewer than two Rate Quotations are available as provided in (1) above, the interest rate will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. New York City time on such Interest Determination Date, by three major banks in New York City, selected by the Calculation Agent (after consultation with the Company), for loans in Representative Amounts in U.S. dollars to leading European banks, having an index maturity of three months for a period commencing on the second London Business Day immediately following such Interest Determination Date, plus 0.50% PROVIDED, HOWEVER, that if fewer than three banks selected by the Calculation Agent are quoting such rates, the interest rate for the applicable Interest Period will be the same as the interest rate in effect for the immediately preceding Interest Period.

      Interest on the Notes will be calculated on the basis of the actual number of days for which interest is payable in the relevant Interest Period, divided by 360. All dollar amounts resulting from such calculations will be rounded, if necessary, to the nearest cent with one-half cent rounded upward.

      Upon the request of a holder of the Notes, the Calculation Agent will provide to such holder the interest rate in effect on the date of such request and, if determined, the interest rate for the next Interest Period.

      No liability shall (in the absence of gross negligence, willful misconduct or bad faith) attach to the Calculation Agent in connection with the exercise or non-exercise by it of its powers, duties and discretions.

      1. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE. The Company shall cause to be kept at an office or agency to be maintained by the Company a register (the register maintained in such office being herein referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The corporate trust department of the Fiscal Agent is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint co-registrars and may change any Note Registrar or co-registrar without notice.

      Notes shall be exchangeable pursuant to this Section 1 for Notes registered in the name of, and a transfer of a Note may be registered to, any person other than DTC or its successor depository (DTC or such successor being referred to as a "depository") for such Note or its nominee only if (i) such depository notifies the Company that it is unwilling or unable to continue as depository for such Note or if at any time such depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depository is not appointed by the Company within 90 days, (ii) there shall have occurred and be continuing an Event of Default (as defined below) with respect to the Notes or (iii) the Company, in its sole discretion, elects to terminate the book-entry system. Upon the occurrence of any one or more of the conditions specified in clauses (i), (ii) or (iii) of the preceding sentence, such Note shall be exchanged for Notes registered in the names of, and the transfer of such Note shall be registered to, such persons (including persons other than the depository with respect to such Notes and its nominee) as such depository shall direct, in each case subject to Section 3 hereof.

      Subject to the terms of the Fiscal Agency Agreement and the limitations applicable to Book-Entry Global Notes, Notes may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed) at the office of the Fiscal Agent or at the office of any other transfer agent designated by the Company for such purpose. Such transfer or exchange shall be effected upon the Fiscal Agent or such other transfer agent, as the case may be, being satisfied with the documents of title and identity of the person making the request. The Company may at any time designate additional transfer agents or rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts; PROVIDED, HOWEVER, that there shall at all times be a transfer agent in the Borough of Manhattan, The City of New York. No service charge will be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Notes and any certificates for Notes issued in exchange for Notes or a beneficial interest therein will bear the third and fourth legends set forth in this Note. The holder of a certificated Note may transfer such Note, subject to compliance with the provisions of such legends, as provided in the preceding paragraph. Upon the transfer, exchange or replacement of Notes bearing such legends, or upon specific request for removal of such legends on a Note, the Company will deliver only Notes bearing such legends, or will refuse to remove such legends, as the case may be, unless there is delivered to the Company such satisfactory evidence, which may include an opinion of counsel, as may reasonably be required by the Company, that neither such legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act and other applicable laws.

      2.    ACTS BY HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Notes or the Fiscal Agency Agreement to be given or taken by holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided in the Notes or the Fiscal Agency Agreement, such action shall become effective when such instrument or instruments are delivered to the Fiscal Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of the Notes and the Fiscal Agency

      Agreement and conclusive in favor of the Fiscal Agent and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Fiscal Agent deems sufficient.

            (c) The Company may set any day as the record date for the purpose of determining the holders of outstanding Notes entitled to make any request or demand or give any authorization, direction, notice, consent or waiver or take other action, provided or permitted by the Notes and the Fiscal Agency Agreement to be made, given or taken by holders of the Notes.

            With regard to any record date set pursuant to the immediately preceding paragraph, the holders of outstanding Notes on such record date (or their duly appointed agents), and only such persons, shall be entitled to take relevant action, whether or not such holders remain holders after such record date. With regard to any action that may be taken hereunder only by holders of a requisite principal amount of outstanding Notes (or their duly appointed agents) and for which a record date is set pursuant to the immediately preceding paragraph, the Company, may at its option, set an expiration date after which no such action purported to be taken by any holder shall be effective unless taken on or prior to such expiration date by holders of the requisite principal amount of outstanding Notes on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such expiration date to any later date. Nothing in this paragraph shall prevent any holder (or any duly appointed agent thereof) from taking, after any expiration date, any action identical to, or, at any time, any action contrary to or different from, any action previously taken, or purported to have been previously taken hereunder by such holder, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any action to be taken by holders pursuant to Section 6 hereof.

            Upon receipt by the Fiscal Agent of notice of any default, any declaration of acceleration, or any rescission and annulment of any such declaration, or of any direction in accordance with Section 6 hereof, a record date shall automatically and without any other action by any person be set for the purpose of determining the holders of outstanding Notes entitled to join in such notice, declaration, or rescission and annulment, or direction, as the case may be, which record date shall be the close of business on the date the Fiscal Agent receives such notice, declaration, rescission and annulment or direction, as the case may be. The holders of outstanding Notes on such record date (or their duly appointed agent), and only such persons, shall be entitled to join in such notice, declaration, rescission and annulment, or direction, as the case may be, whether or not such holders remain holders after such record date; PROVIDED, THAT, unless such notice, declaration, rescission and annulment, or direction, as the case may be, shall have become effective by virtue of holders of the requisite principal amount of outstanding Notes on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such notice of default, declaration, or rescission and annulment or direction given or made by the holders, as the case may be, shall automatically and without any action by any person be canceled and of no further effect. Nothing in this paragraph shall prevent a holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a notice of default, a declaration of acceleration, a rescission and annulment of a declaration of acceleration or a direction, contrary to or different from, or, after the expiration of such period, identical to, a previously given notice, declaration, rescission and annulment, or direction, as the case may be, that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

            (d)   The ownership of the Notes shall be proved by the Note
      Register.

            (e) Any request, demand, authorization, direction, notice, consent, waiver, or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Fiscal Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

      3. DENOMINATIONS. The Notes are issuable only in registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

      4. PERSONS DEEMED OWNERS. The Company, the Fiscal Agent and any agent of the Company or the Fiscal Agent may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whatsoever, whether or not this Note shall be overdue, and neither the Company, the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

      5. AMENDMENTS AND WAIVERS. Without the consent of any holder of the Notes, the Company or, as applicable, the Guarantor, and the Fiscal Agent, at any time and from time to time, may modify or amend the terms of the Notes or the Guarantee and enter into one or more agreements supplemental to the Fiscal Agency Agreement, in form satisfactory to the Fiscal Agent, for any of the following purposes:

            (a) to evidence the succession of another person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company herein or of the Guarantor in the Guarantee and of the Company or the Guarantor, as the case may be, in the Fiscal Agency Agreement; or

            (b) to add to the covenants of the Company or of the Guarantor for the benefit of the holders of the Notes; or

            (c)   to add any additional Events of Default; or

            (d)   to secure the Notes; or

            (e) to evidence and provide for the acceptance of appointment by a successor Fiscal Agent with respect to the Notes; or

            (f)   to amend the restrictions on transfer applicable to the Notes;
      or

            (g) to cure any ambiguity or to correct or supplement any provision which may be inconsistent with any other provision herein, in the Guarantee, or in the Fiscal Agency Agreement, or to correct or supplement any defective provision contained herein, in the Guarantee, or in the Fiscal Agency Agreement, provided that such action pursuant to this clause (g) shall not adversely affect the interests of the holders of the Notes.

      With the consent of the holders of not less than a majority of the aggregate principal amount of the outstanding Notes, by Act of said holders delivered to the Company and the Fiscal Agent, the Company or, as applicable, the Guarantor, and the Fiscal Agent, at any time and from time to time, may amend the terms of the Notes or the Guarantee or the rights of the holders of the Notes or enter into an agreement supplemental to the Fiscal Agency Agreement; PROVIDED, HOWEVER, that no such amendment or supplemental agreement shall, without the consent of the holder of each outstanding Note affected thereby,

                  (1) change the stated maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon, or change any place of payment where, or the coin or currency in which, any Note or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof,

                  (2) reduce the percentage in principal amount of the outstanding Notes, the consent of whose holders is required for any such amendment or supplemental agreement or the consent of whose holders is required for any waiver of compliance provided for herein or in the Fiscal Agency Agreement,

                  (3) change the Guarantor's payment obligations under the Guarantee; or

                  (4)   modify any of the provisions of this Section 5 or
            Section 7, except to increase any such percentage or to provide that certain other provisions of the Notes cannot be modified or waived without the consent of the holder of each outstanding Note affected thereby.

      It shall not be necessary for any Act of holders under this Section 5 to approve the particular form of any proposed amendment or supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

      Upon the execution of any agreement supplement to the Fiscal Agency Agreement, the Notes, or the Guarantee as permitted by this Section 5, the Fiscal Agency Agreement, the Notes, and the Guarantee shall be modified in accordance therewith, and such supplemental agreement shall form a part of the Fiscal Agency Agreement, the Notes, and the Guarantee as the same pertains to the Notes, for all purposes, and every holder of the Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      6. DEFAULTS AND REMEDIES. The occurrence of any of the following events shall constitute an Event of Default with respect to the Notes:

            (a) default by the Company (or by the Guarantor under the Guarantee) in the payment of (i) the principal of any of the Notes when the same becomes due and payable or (ii) the Redemption Amount on the date fixed for redemption in the case of any Note called for redemption; or

            (b) default by the Company (or by the Guarantor under the Guarantee) in the payment of any installment of interest upon any of the Notes when the same becomes due and payable, and continuance of such default for a period of 30 days; or

            (c) default for 90 days after notice to the Company by the Fiscal Agent or to the Company and the Fiscal Agent by the holders of at least 25% in aggregate principal amount of the Notes then outstanding in the performance of any of the other covenants or agreements in the Notes; or

            (d) default for 90 days after notice to the Guarantor by the Fiscal Agent or to the Guarantor and the Fiscal Agent by the holders of at least 25% in aggregate principal amount of the Notes then outstanding in the performance of any covenants or agreements in the Guarantee (other than those related to payment as set forth above); or

            (e) the Guarantee ceases to be in full force and effect (other than in accordance with its terms) or the Guarantor denies or disaffirms its obligations under the Guarantee; or

            (f) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company or the Guarantor bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the

      Company or the Guarantor under the Federal Bankruptcy Code or any other similar applicable Federal or State law, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in the bankruptcy or insolvency of the Company or the Guarantor or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or

            (g) the Company or the Guarantor shall institute proceedings to be adjudicated bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the Federal Bankruptcy Code or any other similar Federal or State law, or shall consent to the filing of any such petition or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due.

      If an Event of Default occurs and is continuing, the holders of at least 25% in principal amount of the Notes then outstanding may declare all the Notes and interest accrued thereon to be due and payable immediately. Holders of a majority in principal amount of the Notes then outstanding may waive an Event of Default and rescind any related declaration except as provided in Section 7(a) hereof. The Fiscal Agent may withhold from holders of Notes notice of any continuing default, except in respect of a default in the payment of principal of or interest on the Notes, if it determines that withholding such notice is in their interest.

      7.    WAIVERS.

            (a) The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default hereunder and/or in the Guarantee with respect to the Notes and its consequences, except a default not theretofore cured

                  (1) in the payment of the principal of or interest on any Note, or

                  (2)   in respect of a covenant or provision which under
            Section 5 cannot be modified or amended without the consent of the holder of each outstanding Note affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Notes and the Guarantee; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            (b) The Company and the Guarantor may omit in any particular instance to comply with any term, provision or condition set forth in the Notes, the Guarantee or the Fiscal Agency Agreement with respect to the Notes if before the time for such compliance the holders of at least a majority in principal amount of the outstanding Notes shall, by act of such holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but (i) without the consent of the holder of each Note affected thereby, no such waiver shall extend to or affect any term, provision or condition which under Section 5 cannot be modified or amended without the consent of the holder of each outstanding Note affected, and (ii) no such waiver shall extend to or affect any term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and any duties of the Fiscal Agent in respect of any such term, provision or condition shall remain in full force and effect.

      8. COMPANY MAY MERGE OR CONSOLIDATE ONLY ON CERTAIN TERMS. The Company covenants that it will not merge or consolidate with any other corporation except that the Company may merge or consolidate with any other corporation, provided that (i) either the Company shall be the continuing corporation or the successor corporation (if other than the Company) shall be a corporation organized under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume the due and punctual payment of the principal of and interest on all the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Note and the Fiscal Agency Agreement to be performed by the Company, by supplemental agreement in form reasonably satisfactory to the Fiscal Agent, executed and delivered to the Fiscal Agent by such corporation, and (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation be in default in the performance of any such covenant or condition.

      Upon any consolidation of the Company with, or merger of the Company into, any other person in accordance with this Section 8, the successor person formed by such consolidation or into which the Company is merged shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Note and the Fiscal Agency Agreement with the same effect as if such successor person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor person shall be relieved of all obligations and covenants under the Notes and the Fiscal Agency Agreement.

      As a condition to any merger or consolidation, the Guarantor must reaffirm its obligations under the Guarantee.

      9. UNCLAIMED AMOUNTS. Any money deposited with the Fiscal Agent in trust for the payment of the principal of or interest on any Note and remaining unclaimed for twelve months after such principal or interest has become due and payable shall be paid to the Company upon its request; and the holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor pursuant to the Guarantee for payment thereof, and all liability of the Fiscal Agent with respect to such money shall thereupon cease.

      10. MUTILATED, DESTROYED, LOST AND STOLEN NOTES. If any Note becomes mutilated or defaced or is apparently destroyed, lost or stolen, the Fiscal Agent shall, subject to the provisions of this Section 10, authenticate and deliver a new Note in exchange and substitution for the mutilated or defaced Note or in lieu of and in substitution for the apparently destroyed, lost or stolen Note.

      Application for the authentication and delivery of a substitute Note pursuant to this Section 10 may be made at the office of the Fiscal Agent. If the applicant for any substitute Note shall furnish to the Company and the Fiscal Agent (i) in the case of any such request in case of destruction, loss or theft, such security or indemnity as may be required by the Company or the Fiscal Agent in their sole discretion to indemnify and defend and to save each of them and any agent of either of them harmless, and (ii) in the case of any request for a substitute Note in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Fiscal Agent of the apparent destruction, loss or theft of such Note and of the ownership thereof, then, in the absence of notice to the Company or the Fiscal Agent that such Note has been acquired by a bona fide purchaser, the Company shall execute and the Fiscal Agent shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

      Upon the issuance of any substitute Note under this Section 10, the Company may require the payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

      Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of the Fiscal Agency Agreement equally and proportionately with any and all other Notes.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

      11. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Fiscal Agency Agreement, or for any claim based on, in respect of or by reason of such obligations or their creation. Each holder (and each beneficial owner) of a Note by accepting such Note (or acquisition of a beneficial interest therein) waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

      THIS NOTE SHALL FOR ALL PURPOSES BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      This Note shall not be valid or obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Fiscal Agent under the Fiscal Agency Agreement.

      IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its corporate name, manually or by facsimile, by an authorized representative and a facsimile of its corporate seal to be affixed hereunto or imprinted hereon, attested by the manual or facsimile signature of its Secretary or one of its Associate Secretaries.

                                                PINNACLE WEST ENERGY CORPORATION

Attest: /s/ Betsy A. Pregulman                  By: /s/ Barbara M. Gomez
        -------------------------                   ----------------------------
        Associate Secretary                     Name: Barbara M. Gomez
                                                Title: Treasurer

Dated: April 11, 2005

                  FISCAL AGENT'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes referred to in the within-mentioned Fiscal Agency Agreement.

                                                THE BANK OF NEW YORK TRUST
                                                COMPANY, N.A., as Fiscal Agent

                                                By: /s/ Sandee' Parks
                                                    ----------------------------
                                                       Authorized Signatory